DECOMISSIONING PROVISION	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING PROVISION	DECOMMISSIONING PROVISION
The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission Pembina's pipeline systems, gas processing and fractionation plants, storage and terminalling hubs, including estimated environmental reclamation and remediation costs.
The undiscounted cash flows at the time of decommissioning are calculated using an estimated timing of economic outflows ranging from one to 83 years, with the majority estimated at 50 years. The estimated economic lives of the underlying assets form the basis for determining the timing of economic outflows. Pembina applied credit-adjusted risk-free rates of 5.7 percent to 6.4 percent (2021: 3.3 percent to 4.7 percent) and an inflation rate of 2.1 percent (2021: 1.8 percent).

($ millions)	2022	2021
Balance at January 1	412	348
Unwinding of discount rate	15	16
Change in rates	(158)	—
Disposition (Note 9)	(20)	—
Additions	1	29
Change in cost estimates and other	9	19
Balance at December 31	259	412
As at December 31, 2022, Pembina had $13 million related to long-term restricted cash included in other assets which is subject to contractual restrictions in connection with use in future Jet Fuel Pipeline abandonment activities.